E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2007	2006	2007	2006

Revenues:
Rental and other property	$99,987	$86,850	$288,848	$252,800
Management and other fees from affiliates	1,268	1,872	3,662	3,526
	101,255	88,722	292,510	256,326
Expenses:
Property operating, excluding real estate taxes	25,030	22,483	72,082	65,389
Real estate taxes	8,675	7,314	24,530	21,645
Depreciation and amortization	25,612	19,898	72,455	59,125
Interest	20,235	17,946	58,992	55,277
Amortization of deferred financing costs	708	777	2,063	1,970
General and administrative	6,415	5,289	18,519	15,168
Other expenses	-	-	-	1,770
	86,675	73,707	248,641	220,344
Earnings from operations	14,580	15,015	43,869	35,982

Interest and other income	2,407	1,686	7,454	4,728
Equity income (loss) co-investments	322	(368)	2,767	(1,184)
Minority interests	(5,049)	(5,051)	(15,425)	(14,413)
Income before discontinued operations and
income tax provision	12,260	11,282	38,665	25,113
Income tax provision	-	(150)	-	(325)
Income before discontinued operations	12,260	11,132	38,665	24,788

Income and gain from discontinued operations,
net of minority interests	48	1,345	23,376	20,523
Net income	12,308	12,477	62,041	45,311
Dividends to preferred stockholders	(2,311)	(1,791)	(6,864)	(2,768)
Net income available to common stockholders	$9,997	$10,686	$55,177	$42,543

Net income per share - basic	$0.40	$0.46	$2.26	$1.85

Net income per share - diluted	$0.39	$0.45	$2.21	$1.82

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2007	2006	2007	2006

Rental and other property
Rental	$94,289	$81,840	$272,468	$238,489
Other property	5,698	5,010	16,380	14,311
Rental and other property	$99,987	$86,850	$288,848	$252,800

Management and other fees from affiliates
Property management	$936	$806	$2,524	$2,406
Development and redevelopment fees	332	66	799	120
Promote interest from Fund I	-	1,000	339	1,000
Management and other fees from affiliates	$1,268	$1,872	$3,662	$3,526

General and administrative
General and administrative	$9,154	$7,795	$26,572	$22,233
Allocated to property operating expenses - administrative	(1,536)	(1,382)	(4,433)	(4,018)
Capitalized to real estate	(1,203)	(1,124)	(3,620)	(3,047)
Net general and administrative	$6,415	$5,289	$18,519	$15,168

Interest and other income
Interest income	$771	$1,088	$2,657	$1,658
Lease income, net	1,636	398	4,797	1,183
Gain from sale of marketable securities	-	-	-	1,687
Miscellaneous	-	200	-	200
Interest and other income	$2,407	$1,686	$7,454	$4,728

Equity income (loss) in co-investments
Equity (loss) income in co-investments	$322	$(368)	$421	$(1,184)
Gain on sale of co-investment activities, net	-	-	2,346	-
Equity income (loss) in co-investments	$322	$(368)	$2,767	$(1,184)

Minority interests
Limited partners of Essex Portfolio, L.P.	$1,094	$1,101	$3,596	$2,538
Perpetual preferred distributions	2,559	2,559	7,678	7,677
Series Z and Z-1 incentive units	198	151	595	453
Third party ownership interests	190	174	463	538
Down REIT limited partners' distributions	1,008	1,066	3,093	3,207
Minority interests	$5,049	$5,051	$15,425	$14,413

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,			September 30,
	2007	2006	% Change	2007	2006	% Change

Funds from operations
Net income available to common stockholders	$9,997	$10,686		$55,177	$42,543
Adjustments:
Depreciation and amortization	25,612	20,666		72,496	61,432
Gains not included in FFO (1)	(64)	(714)		(14,565)	(12,576)
Minority interests and co-investments (2)	1,777	2,216		6,098	7,523
Funds from operations	$37,322	$32,854		$119,206	$98,922
FFO per share-diluted	$1.33	$1.26	5.9%	$4.34	$3.83	13.2%

Components of the change in FFO
Non-recurring items:
Fund I - promote interest	-	(1,000)		(339)	(1,000)
Income generated from TRS activities, net of taxes and expenses	-	(456)		(413)	(456)
Joint venture - promote interest and fees	-	-		(10,068)	(8,221)
Net gain on sale of marketable securities	-	-		-	(717)
Impairment of property	-	-		-	800
Miscellaneous	-	(200)		-	(200)
Funds from operations excluding non-recurring items	37,322	31,198		108,386	89,128
FFO excluding non-recurring items per share-diluted	$1.33	$1.19	11.5%	$3.94	$3.45	14.3%

Changes in recurring items:
Same-property NOI	$3,386			$12,125
Non-same property NOI	5,843			14,345
Management fees from joint ventures	396			797
Interest expense and amortization of deferred financing costs	(2,220)			(3,808)
Other items, net	(1,281)			(4,201)
	$6,124			$19,258

Weighted average number of shares outstanding-diluted (3)	28,043,125	26,143,923		27,482,406	25,825,185

(1)	For Q3 2007, the amount includes depreciation add back for Peregrine Point of $0.1 million.
(2)
For Q3 2007, the amount includes the following adjustments: (i) minority interest related to Operating Partnership units totaling $1.3 million, and (ii) depreciation add back for co-investments totaling $0.5 million.

(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock, see S-13 for more detail.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2007	December 31, 2006

Real Estate:
Land and land improvements	$679,818	$560,880
Buildings and improvements	2,452,040	2,108,307
	3,131,858	2,669,187
Less: accumulated depreciation	(532,386)	(465,015)
	2,599,472	2,204,172
Real estate - held for sale, net	-	41,221
Real estate under development	182,455	103,487
Investments	70,787	60,451
	2,852,714	2,409,331
Cash and cash equivalents	21,943	23,610
Marketable securities	5,843	-
Other assets	61,583	40,036
Deferred charges, net	12,317	12,863
Total assets	$2,954,400	$2,485,840

Mortgage notes payable	$1,233,281	$1,060,704
Mortgage notes payable - held for sale	-	32,850
Exchangeable bonds	225,000	225,000
Lines of credit	167,571	93,000
Other liabilities	100,022	77,852
Deferred gain	2,193	2,193
Total liabilities	1,728,067	1,491,599

Minority interests	256,030	236,120
Series G cumulative convertible preferred stock, liquidation value	145,912	145,912

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	905,550	686,937
Distributions in excess of accumulated earnings	(110,912)	(97,457)
Accumulated other comprehensive income (loss)	4,751	(2,273)
Total stockholders' equity	824,391	612,209

Total liabilities and stockholders' equity	$2,954,400	$2,485,840

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - September 30, 2007
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	64%	$1,033,927	6.3%	5.2
Tax exempt variable (1)	12%	199,354	4.8%	23.5
Total mortgage notes payable	76%	1,233,281	6.1%	8.2

Exchangeable bonds (2)	14%	225,000	3.6%

Line of credit - secured (3)	6%	100,000	5.9%
Line of credit - unsecured (4)	3%	58,000	6.7%
Line of credit - unsecured (5)	1%	9,571	5.4%
Total lines of credit	10%	167,571	5.9%

Total debt	100%	$1,625,852	5.8%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2007	$-	-
	2008	116,978	6.8%
	2009	24,874	7.2%
	2010	155,368	8.0%
	2011	167,180	6.3%
	Thereafter	993,881	5.2%
	Total	$1,458,281	5.8%

Capitalized interest for the nine months ended September 30, 2007 was approximately $3.6 million.

(1) Subject to interest rate protection agreements.
(2)		Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.
(3)		Secured line of credit commitment is $100 million and matures in January 2009. This line is secured by eight of Essex's apartment communities.
The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.
(4)		Unsecured line of credit commitment is $200 million and matures in March 2009.
The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.
(5)		Unsecured revolving line of credit commitment is $10 million and matures in March 2008.
The underlying interest rate on this line is based on the bank's Prime Rate less 2.0%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - September 30, 2007
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,625,852

Common stock and potentially dilutive securities
Common stock outstanding	25,175
Limited partnership units (1)	2,487
Options-treasury method	180
Total common stock and potentially dilutive securities	27,842	shares

Common stock price per share as of September 30, 2007	$117.57

Market value of common stock and potentially dilutive securities	$3,273,384

Perpetual preferred units/stock	$304,500

Total equity capitalization	$3,577,884

Total market capitalization	$5,203,736

Ratio of debt to total market capitalization	31.2%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended September 30, 2007 and 2006
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Revenues:
Same-property revenue	$46,481	$44,834	3.7%	$15,287	$14,032	8.9%	$14,729	$13,390	10.0%	$2,714	$2,603	4.3%	$79,211	$74,859	5.8%
Non-same property revenue (2)	8,034	5,528		10,421	4,953		1,674	920		647	590		20,776	11,991
Total Revenues	$54,515	$50,362		$25,708	$18,985		$16,403	$14,310		$3,361	$3,193		$99,987	$86,850

Property operating expenses:
Same-property operating expenses	$14,866	$14,431	3.0%	$4,818	$4,475	7.7%	$5,240	$5,131	2.1%	$1,365	$1,286	6.1%	$26,289	$25,323	3.8%
Non-same property operating expenses (2)	2,621	1,579		3,971	1,901		482	324		342	670		7,416	4,474
Total property operating expenses	$17,487	$16,010		$8,789	$6,376		$5,722	$5,455		$1,707	$1,956		$33,705	$29,797

Net operating income (NOI):
Same-property NOI	$31,615	$30,403	4.0%	$10,469	$9,557	9.5%	$9,489	$8,259	14.9%	$1,349	$1,317	2.4%	$52,922	$49,536	6.8%
Non-same property NOI (2)
Redevelopment communities	3,921	3,949		3,204	2,813		881	596		-	-		8,006	7,358
Acquired communities	1,492	-		3,246	239		311	-		-	-		5,049	239
Other real estate assets (1)	-	-		-	-		-	-		305	(80)		305	(80)
Total non-same property NOI	5,413	3,949		6,450	3,052		1,192	596		305	(80)		13,360	7,517
Total NOI	$37,028	$34,352		$16,919	$12,609		$10,681	$8,855		$1,654	$1,237		$66,282	$57,053

Same-property operating margin	68%	68%		68%	68%		64%	62%		50%	51%		67%	66%

Same-property turnover percentage	65%	58%		64%	65%		71%	63%		75%	80%		67%	62%

Same-property concessions	$266	$150		$21	$12		$23	$6		$13	$10		$323	$178

Average same-property concessions per turn (3)	$158	$96		$40	$22		$29	$9		$59	$43		$100	$58

Net operating income percentage of total	56%	60%		26%	22%		16%	16%		2%	2%		100%	100%

Loss to lease (4)	$5,448			$5,723			$2,019			$381			$13,571
Loss to lease as a percentage
of rental income	2.5%			5.5%			2.9%			4.4%			3.5%

Reconciliation of apartment units at end of period

Same-property apartment units	10,766			3,315			4,560			1,177			19,818

Consolidated Apartment Units	12,725	12,118		6,361	5,318		5,005	4,905		1,177	1,177		25,268	23,518
Joint Venture	480	480		2,101	2,101		515	515		-	-		3,096	3,096
Under Development (5)	743	543		409	238		127	127		-	-		1,279	908
Total apartment units at end of period	13,948	13,141		8,871	7,657		5,647	5,547		1,177	1,177		29,643	27,522

Percentage of total	47%	48%		30%	28%		19%	20%		4%	4%		100%	100%

Average same-property financial occupancy	95.6%	96.5%		97.1%	97.3%		96.0%	97.2%		94.6%	94.9%		96.0%	96.7%

(1)
Includes four apartment communities in Portland, OR, one community in Houston, TX, and other rental properties including commercial properties.  Included in third quarter 2007 is $0.5 million for the elimination of earthquake insurance expense paid to a wholly owned captive insurance company.

(2)		Includes properties which subsequent to July 1, 2006 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same-property turnover percentage times the same-property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)		Fund II owns 395 of the units under development as of September 30, 2007.
See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Nine months ended September 30, 2007 and 2006
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Revenues:
Same-property revenue	$138,309	$131,604	5.1%	$44,520	$40,883	8.9%	$41,773	$37,625	11.0%	$8,039	$7,625	5.4%	$232,641	$217,737	6.8%
Non-same property revenue (2)	21,950	15,987		26,844	13,603		5,524	3,577		1,889	1,896		56,207	35,063
Total Revenues	$160,259	$147,591		$71,364	$54,486		$47,297	$41,202		$9,928	$9,521		$288,848	$252,800

Property operating expenses:
Same-property operating expenses	$43,603	$42,442	2.7%	$14,008	$13,209	6.0%	$14,713	$14,131	4.1%	$3,826	$3,589	6.6%	$76,150	$73,371	3.8%
Non-same property operating expenses (2)	6,807	4,708		10,276	4,907		1,549	1,326		1,830	2,722		20,462	13,663
Total property operating expenses	$50,410	$47,150		$24,284	$18,116		$16,262	$15,457		$5,656	$6,311		$96,612	$87,034

Net operating income (NOI):
Same-property NOI	$94,706	$89,162	6.2%	$30,512	$27,674	10.3%	$27,060	$23,494	15.2%	$4,213	$4,036	4.4%	$156,491	$144,366	8.4%
Non-same property NOI (2)
Redevelopment communities	11,990	11,279		9,576	8,457		3,270	2,251		-	-		24,836	21,987
Acquired communities	3,153	-		6,992	239		705	-		-	-		10,850	239
Other real estate assets (1)	-	-		-	-		-	-		59	(826)		59	(826)
Total non-same property NOI	15,143	11,279		16,568	8,696		3,975	2,251		59	(826)		35,745	21,400
Total NOI	$109,849	$100,441		$47,080	$36,370		$31,035	$25,745		$4,272	$3,210		$192,236	$165,766

Same-property operating margin	68%	68%		69%	68%		65%	62%		52%	53%		67%	66%

Same-property turnover percentage	57%	53%		54%	55%		63%	59%		60%	64%		58%	56%

Same-property concessions	$726	$411		$120	$66		$58	$80		$44	$66		$948	$623

Average same-property concessions per turn (3)	$159	$95		$90	$48		$28	$41		$83	$117		$111	$76

Average same-property financial occupancy	95.6%	96.3%		96.5%	97.4%		96.1%	97.1%		95.0%	95.7%		95.8%	96.6%

(1)
Includes four apartment communities in Portland, OR, one community in Houston, TX, and other rental properties including commercial properties.  Included in 2007 is $1.5 million for the elimination of earthquake insurance expense paid to a wholly owned captive insurance company.

(2)	Includes properties which subsequent to January 1, 2006 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same-property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures
S-7.1

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue by County - Quarters ended September 30, 2007, September 30, 2006 and June 30, 2007
(Dollars in thousands)
		Average Property Rental Rates			Property Revenue			Property Revenue
		September 30,	September 30,		September 30,	September 30,		June 30,	Sequential
Region	Units	2007	2006	% Change	2007	2006	% Change	2007	% Change

Southern California
Ventura County	2,844	$ 1,398	$ 1,345	3.9%	$ 11,929	$ 11,765	1.4%	$ 11,977	-0.4%
Los Angeles County	2,754	1,704	1,609	5.9%	14,856	14,095	5.4%	14,497	2.5%
Orange County	2,037	1,527	1,465	4.2%	9,368	9,095	3.0%	9,318	0.5%
San Diego County	2,616	1,057	1,023	3.3%	8,447	8,120	4.0%	8,307	1.7%
Santa Barbara County	239	1,740	1,574	10.5%	1,208	1,090	10.8%	1,238	-2.4%
Riverside County	276	824	820	0.5%	673	669	0.6%	690	-2.5%
	10,766	1,411	1,349	4.6%	46,481	44,834	3.7%	46,027	1.0%

Northern California
San Francisco MSA	175	1,715	1,563	9.7%	894	838	6.7%	876	2.1%
Santa Clara County	1,870	1,550	1,396	11.0%	8,904	7,962	11.8%	8,584	3.7%
Alameda County	200	1,263	1,140	10.8%	765	704	8.7%	740	3.4%
Contra Costa County	1,070	1,466	1,393	5.2%	4,724	4,528	4.3%	4,662	1.3%
	3,315	1,515	1,388	9.1%	15,287	14,032	8.9%	14,862	2.9%

Seattle Metro	4,560	1,030	919	12.1%	14,729	13,390	10.0%	14,334	2.8%

Other real estate assets	1,177	753	714	5.5%	2,714	2,603	4.3%	2,686	1.0%

Total Same-Property revenue	19,818	$ 1,302	$ 1,218	7.0%	$ 79,211	$ 74,859	5.8%	$ 77,909	1.7%

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue by County - Nine months ended September 30, 2007 and 2006
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue
Region	Units	YTD 2007	YTD 2006	% Change	YTD 2007	YTD 2006	% Change

Southern California
Ventura County	2,844	$1,390	$1,321	5.2%	$35,757	$34,491	3.7%
Los Angeles County	2,754	1,678	1,574	6.6%	43,828	41,109	6.6%
Orange County	2,037	1,511	1,430	5.7%	27,802	26,711	4.1%
San Diego County	2,616	1,051	1,013	3.8%	25,177	24,081	4.6%
Santa Barbara County	239	1,704	1,485	14.7%	3,675	3,178	15.6%
Riverside County	276	816	813	0.4%	2,070	2,034	1.8%
	10,766	1,397	1,322	5.7%	138,309	131,604	5.1%

Northern California
San Francisco MSA	175	1,676	1,521	10.2%	2,628	2,436	7.9%
Santa Clara County	1,870	1,511	1,352	11.8%	25,890	23,138	11.9%
Alameda County	200	1,229	1,113	10.4%	2,239	2,076	7.9%
Contra Costa County	1,070	1,446	1,363	6.1%	13,763	13,233	4.0%
	3,315	1,482	1,350	9.8%	44,520	40,883	8.9%

Seattle Metro	4,452	996	884	12.7%	41,773	37,625	11.0%

Other real estate assets	1,177	742	693	7.1%	8,039	7,625	5.4%

Total Same-Property revenue	19,710	$1,281	$1,189	7.8%	$232,641	$217,737	6.8%

Se  Company's 10-Q for additional disclosures
S-8.1

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - September 30, 2007
(Dollars in millions)

		Estimated Units	Total Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects
Project Name	Location

Northwest Gateway	Los Angeles, CA	275	$ 47.1	$ 24.0	$ 71.1	Jan-06	Apr-08	Feb-08	Oct-08
The Grand (1)	Oakland, CA	238	33.0	63.2	96.2	Dec-06	Dec-08	Dec-08	May-09
City Centre	Moorpark, CA	200	7.2	44.6	51.8	Dec-07	Dec-09	Dec-09	Apr-10

Consolidated - Development Projects		713	87.3	131.8	219.1

Development Projects - Fund II
Project Name	Location
Eastlake 2851 on Lake Union	Seattle, WA	127	18.7	16.7	35.4	Aug-06	Apr-08	Mar-08	Jul-08
Studio 40-41	Studio City, CA	149	26.5	34.1	60.6	Jun-07	Jun-09	Mar-09	Aug-09
Cielo	Chatsworth, CA	119	11.6	27.8	39.4	Jun-07	May-09	May-09	Sep-09

Fund II - Development Projects		395	56.8	78.6	135.4

Total - Development Projects		1,108	144.1	210.4	354.5

Predevelopment Projects

Project Name	Location
Fourth Street (2)	Berkeley, CA	-	-	-	-	Nov-07	Sep-09	Sep-09	Mar-10
Citiplace	San Diego, CA	-	-	-	-	Feb-08	Nov-09	Nov-09	Mar-10
Broadway Heights (3)	Seattle, WA	-	-	-	-	Apr-08	Jan-10	Jan-10	Nov-10
Essex-Hollywood	Hollywood, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Dec-10
Tasman Station (2)	Sunnyvale, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Sep-11
River Oaks	San Jose, CA	-	-	-	-	Jan-10	Sep-13	Jan-12	Jul-14
Other Predevelopment Project (4)		-	-	-	-
Total - Predevelopment Projects		1,937	88.4	535.5	623.9

Land Held for Future Development (5)

Project Name	Location
Archer	San Jose, CA	42	-	-	-
View Pointe	Newcastle, WA	24	-	-	-

		66	6.7	-	6.7

Grand Total - Development Pipeline		3,111	$ 239.2	$ 745.9	$ 985.1

(1)		Development project includes approximately 7,800 square feet of retail space.
(2)		Property in contract to be purchased by the Company with non-refundable deposits and option payments.
(3)		The Company has entered into a joint venture development project with a third-party to develop this property. Essex will have a 50% interest in the project.
(4)		There is one additional predevelopment project located in Northern California that is in the entitlement process.
(5)		The Company owns land in various stages of entitlement that is being held for future development.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - September 30, 2007
(Dollars in thousands)

			Total	Estimated	Estimated				Q3 2007	Units completed
			Incurred	Remaining	Total	Redevelopment	NOI	NOI	Rehab	and available
	Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q3 2007	Q3 2006	Vacancy Loss	for rent

	Approved - Redevelopment Projects (1)
	Woodland Commons, Bellevue, WA	236	$ 529	$ 11,549	$ 12,078	Jun-07
	Foothill Commons, Bellevue, WA	360	992	17,431	18,423	Jun-07
	Marina Cove, Santa Clara, CA	292	94	9,764	9,858	Jun-07
		888	1,615	38,744	40,359
	Active - Redevelopment Projects
	Southern California
	Mira Monte, Mira Mesa, CA (2)	355	5,839	191	6,030	Sep-04	$ 914	$ 846	$ 23	336
	Avondale at Warner Center, Woodland Hills, CA	446	10,807	1,663	12,470	Oct-04	1,208	1,207	46	198
	Pathways, Long Beach, CA	296	3,886	6,835	10,721	Jun-06	785	914	201	106
	Highridge, Rancho Palos Verdes, CA	255	718	15,345	16,063	Jan-07	1,015	980	2	2
		1,352	21,250	24,034	45,284		3,922	3,947	272	642
	Northern California
	The Montclaire - Phase I - III, Sunnyvale, CA	390	4,699	10,407	15,106	Aug-06	1,132	941	56	133
	Boulevard (Treetops), Fremont, CA	172	4,288	3,992	8,280	Sep-06	401	352	52	8
	Bridgeport (Summerhill Commons), Newark, CA	184	3,530	1,056	4,586	Oct-06	522	373	-	-
	Wimbledon Woods, Hayward, CA	560	5,630	3,720	9,350	Oct-06	1,148	1,149	-	3
		1,306	18,147	19,175	37,322		3,203	2,815	108	144
	Seattle Metro (3)
	Palisades - Phase I and II, Bellevue, WA (2)	192	6,425	526	6,951	Sep-04	483	323	-	192
	Sammamish View, Bellevue, WA	153	3,716	102	3,818	Dec-05	398	273	22	153
		345	10,141	628	10,769		881	596	22	345

	Total Active - Redevelopment Projects	3,003	49,538	43,837	93,375		8,006	7,358	402	1,131

	Consolidated - Redevelopment Projects	3,891	51,153	82,581	133,734		8,006	7,358	402	1,131

	Redevelopment Projects - Fund II
	Regency Tower - Phase I - II, Oakland, CA	178	2,930	1,546	4,476	Nov-05	398	310	4	94
	The Renaissance, Los Angeles, CA	168	2,844	2,156	5,000	Oct-06	588	130	48	114
	Fund II - Redevelopment Projects	346	5,774	3,702	9,476		986	440	52	208

	Grand Total - Redevelopment Pipeline	4,237	$ 56,927	$ 86,283	$ 143,210		$ 8,992	$ 7,798	$ 454	1,339

(1)	Operations at these communities were not destabilized as of Q3 2007, and therefore the communities are classified in Same-Property operations.
(2)	This community was restabilized at the end of the first quarter of 2007, and will be included in Same-Property operations starting the second quarter of 2008.
(3)	Bridle Trails, a 108-unit community in Kirkland, WA, was added back to Same-Property results in Q3 2007, and will be added to YTD Same-Property results in 2008.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
									For the three	For the nine
Investments - September 30, 2007		Essex	Total Fund		Debt				months ended	months ended
(Dollars in thousands)		Book	Original				Interest	Maturity	9/30/2007	9/30/2007
		Value	Cost	Units	Amount	Type	Rate	Date	NOI	NOI

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II)
	Alderwood Park, Newark, CA			96	7,088	Fixed	5.56%	Jun-2015
	Carlmont Woods, Belmont, CA			195	12,968	Fixed	4.89%	Dec-2013
	Davey Glen, Belmont, CA			69	6,654	Fixed	6.13%	Aug-2016
	Echo Ridge, Snoqualmie, WA			120	13,306	Fixed	5.01%	Sep-2014
	Enclave, San Jose, CA			637	20,945	Fixed	7.26%	Jan-2018
	Enclave, San Jose, CA			-	60,000	Variable	4.64%	Dec-2029
	Harbor Cove, Foster City, CA			400	34,969	Fixed	4.89%	Dec-2013
	Morning Run, Monroe, WA			222	13,756	Fixed	5.10%	Oct-2014
	Parcwood, Corona, CA			312	25,461	Fixed	4.89%	Dec-2013
	Regency Tower, Oakland, CA			178	11,096	Fixed	5.16%	Mar-2014
	Renaissance, Los Angeles, CA			168	23,290	Fixed	6.51%	May-2011
	Tower @ 801, Seattle, WA			173	19,389	Fixed	4.91%	Aug-2014
	Total - Operating Communities			2,570	248,922				6,401	18,609

Fund II - Development Pipeline (1)
	Eastlake 2851 on Lake Union, Seattle, WA			127	11,279	Variable	LIBOR+1.50%	Jan-2010
	Studio 40-41, Studio City, CA			149	8,506	Variable	LIBOR+1.50%	Apr-2010
	Cielo, Chatsworth, CA			119	149	Variable	LIBOR+1.50%	Jun-2010
	Total - Development Communities			395	19,934

	Line of credit				-	Variable	LIBOR+0.875%	May-2008

	Total - Fund II	58,550	497,044	2,965	268,856

	Capitalized costs	720
		59,270
Waterstone at Fremont (formerly
	known as Mountain Vista) (2)	1,182

Other (3)		10,335

		$70,787

(1)	See S-9 for more detail about the Fund II Development Pipeline.
(2)	Company recorded $0.2 milion in preferred interest payments in Q3 2007, and unpaid preferred interest of approximately $7.5 million is expected to be paid in 2008.
(3)
 Other investments include three development joint ventures in preliminary stages totaling $9.8 million and a real estate technology investment.  Two of the real estate investments are located in Northern California and one is located in Southern California.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - September 30, 2007
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions:

					Operations for the quarter ended
	Balance as of September 30, 2007				September 30, 2007
	Investment in	Related	Minority	DownREIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

DownREITs:
Anchor Village	$ 11,359	$ 10,750	$ 2,544	117,154	$ 748	$ 286	$ 462
Barkley Apartments	9,322	4,909	2,369	80,302	630	201	429
Brookside Oaks	34,334	14,185	3,974	99,073	699	230	469
Capri at Sunny Hills	16,765	19,207	3,828	179,366	602	176	426
Brentwood Apartments	15,793	9,376	2,568	58,884	602	160	442
Hidden Valley (Parker Ranch)	44,494	33,299	6,089	62,647	1,344	411	933
Highridge Apartments	20,880	44,807	6,036	315,061	1,385	370	1,015
Montejo Apartments	9,046	5,835	1,596	38,038	470	134	336
Thomas Jefferson Apartments	27,836	19,916	7,067	62,873	71	21	50
Treehouse Apartments	11,919	7,856	3,299	75,700	597	165	432
Valley Park Apartments	16,131	9,952	1,461	60,892	740	168	572
Villa Angelina Apartments	20,869	13,457	2,886	59,839	997	251	746

	238,748	193,549	43,717	1,209,829	8,885	2,573	6,312

Other Co-investments (2):
Derian Office Building (3)	16,288	-	-	n/a	483	120	363
Hillsdale Garden Apartments (4)	115,978	-	21,843	n/a	2,983	1,321	1,662

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.
(2)
 During the third quarter of 2007, the Company acquired the general contractor's interest in the Mirabella property for $9 million in lieu of distributing a percentage of future cash flows to the general contractor per the developer agreement.  Accordingly, the Mirabella proepty is no longer a co-investment.

(3)	Essex has mortgage loans to the owners of this property with an aggregate principal balance in excess of the book value of the property as of September 30, 2007.
(4)
 During the second quarter of 2007, the Company entered into a joint venture partnership with a third-party, and the Company contributed the improvements to the property for a
 81.5% interest and the joint venture partner contributed the title to the land for an 18.5% interest in the partnership.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - September 30, 2007
(Dollars in thousands)

Income from Discontinued Operations

For the three and nine months ended September 30, 2007, the Company sold condominium units at Peregrine Point, and during the three months ended March 31, 2007, the Company sold the City Heights property which was consolidated in accordance with FIN 46R.  For the three months ended September 30, 2006, the Company sold condo units at Peregrine Point, during the three months ended June 30, 2006 the Company recorded a gain, a promote interest and subordination fees from the sale of the Vista Pointe joint venture property, and during the three months ended March 31, 2006 the Company sold the Vista Capri East and the Casa Tierra apartment communities, and the Diamond Valley Recreational RV park.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	$2007	$2006
Rental revenues	$-	$2,820	1,355	8,788
Interest and other income	-	14	290	21
Revenues	-	2,834	1,645	8,809

Property operating expenses	-	(1,046)	(535)	(3,329)
Interest expense	-	(579)	(416)	(1,736)
Depreciation and amortization	-	(768)	(41)	(2,307)
Minority interests	-	(161)	(57)	(475)
Expenses	-	(2,554)	(1,049)	(7,847)

Gain on sale (1)	53	1,170	969	13,032
Gain on sale - City Heights	-	-	78,306	-
Equity income co-investments	-	-	-	238
Promote interest and subordination fees	-	-	10,290	8,221
Minority interests - OP units	(5)	(105)	(2,161)	(1,930)
Minority interests - City Heights	-	-	(64,624)	-
Net gain on sale of real estate	48	1,065	22,780	19,561
Income from discontinued operations	$48	$1,345	$23,376	$20,523

Common Stock Equivalents

	Q3 2007	Actual	YTD 2007
	Weighted Avg.	As of 9/30/07	Weighted Avg.
Common Shares	25,165,276	25,175,487	24,370,184
Stock Options	179,873	179,873	235,391
Exchangeable Bonds	210,779	265,422	378,190
Weighted Avg. Shares Diluted - EPS	25,555,928	25,620,782	24,983,765
Vested Series Z Incentive Units	213,205	213,205	213,100
Operating Limited Partnership Units	2,273,992	2,273,992	2,285,541
Weighted Avg. Shares Diluted - FFO	28,043,125	28,107,979	27,482,406

(1)			For 2007, amount includes gain on sale of Peregrine Point condominum units. The gain on sale and related minority interest recorded in Q1 2007 for City Heights is presented separately.

See Company's 10-Q for additional disclosures